UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2021

DUESENBERG TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No 21, Denai Endau 3,Seri Tanjung Pinang, Tanjung Tokong, Penang, Malaysia		10470
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		236-304-0299

Unit 820 - 1130 West Pender Street, Vancouver, BC V6E 4A4

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01ENTRY INTO A MATERIAL AGREEMENT.

Duesenberg Inc. (“Subco”), a wholly owned subsidiary of Duesenberg Technologies Inc. (the “Company’”) entered into a general service agreement (the “Agreement”) with Rocket Supreme S.L., an arm’s length contractor (the “Contractor”).

Under the terms of the Agreement, the Contractor is to provide a design of a prototype vehicle for the Company (the “Services”) in consideration of cash payments which are payable as follows:

(a)$411,200 payable upon commencement of the Services;

(b)$102,800 payable upon delivery of complete Ergonomics Exterior Data sheet and CAS IGES files;

(c)$102,800 payable upon delivery of complete Ergonomics Interior Data sheet and CAS IGES files;

(d)$205,600 payable upon delivery of complete Design Cad Volume for See Thru Model Alias Data file and documentation;

(e)$102,800 payable upon delivery of complete CMF (Colour, Material & Finish) Presentation Material and Color description and samples for Showcar prototype;

(f)$514,000 payable upon delivery of complete Design Freeze Exterior & Foam Design Model complete Alias Data file including Flangesrebounds and show car related structural B surfaces and inner panels;

(g)$411,200 payable upon delivery of complete Design Freeze Interior & Exterior Foam Design Model;

(h)$102,800 payable upon delivery of complete Presentation See Thru Model; and

(i)$102,800 payable upon delivery of complete HMI (Human Machine Interface) Final Presentation Data files and 2D documentations.

Subject to the receipt of payments to the Contractor, all intellectual property developed under the Agreement (the “Design IP”) shall be the sole property of Subco.

Interest payable on any overdue amounts under the Agreement will be charged at a rate of 3.00% per annum or at the maximum rate enforceable under applicable legislation, whichever is lower.

The Agreement contemplates delivery of the design within ten (10) months of commencement of the Services. The Company/Subco will be required to arrange for substantial financing in order to procure the Services. There is no assurance that the Company or Subco will be able to deliver the necessary payments to commence the Services nor is there any assurance that the scheduled delivery timelines will be adhered to.

SECTION 8 - OTHER EVENTS

ITEM 8.01OTHER EVENTS.

Business Expansion Risk Disclosure

Given the nature of the business expansion, the Company advises that the expansion of its business into electric vehicles is very early stage. The Company further advises that it will require substantial financing to execute on this business expansion and there is no assurance that sufficient financing will be received on acceptable terms or at all.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

Exhibit Number	Description of Exhibit

10.1	General service agreement between Rocket Supreme S.L. and Duesenberg Inc.

99.1	News Release dated January 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUESENBERG TECHNOLOGIES INC.

Date: January 15, 2021

By: /s/ Lim Hun Beng
Lim Hun Beng
Chief Executive Officer
and President